Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of the Registrant hereby certify to the best of their knowledge that this Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 16, 2009	By:	/s/ Mark S. White
		Name:	Mark S. White
		Title:	President and Chief Executive Officer

Date: November 16, 2009	By:	/s/ Sue Allen Smith
		Name:	Sue Allen Smith
		Title:	Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Osage Bancshares, Inc. and will be retained by Osage Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.